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                                                                    Exhibit 10.4

                                  Addendum "B"

to the Lease dated April 14, 1997 for 1035 Rosemary Blvd., Suite I, Akron OH 44306 by and between John J. Piscitelli Jr.(Lessor) and Alpha Beta Communications(Lessee).

John J. Piscitelli, Jr. (Lessor) and Alpha Beta Communications(Lessee) ACCEPT AND AGREE to the "Assignment" of the Lease as described above (including Addendums "A" and "B") to AlphaCom, Inc. from Alpha Beta Communications effective as of the date of last execution as indicated below.

Lessor and Lessee ACCEPT AND AGREE that as of 9/1/98, AlphaCom, Inc.(Lessee) shall lease end be given occupancy of Suite A, I, & J.

The monthly rental amount shall be as follows:
           9/15/98 - 12/14/98:  $2,215.00/month
          12/15/98 - 12/14/99:  $3,100.00/month

Lessee shall have Two - One year Options to Renew the Lease with Three(3) months notice in writing to Lessor. The monthly rental amount snall be as follows:

          12/15/99 - 12/14/2000:  $3,200.00/month
        12/15/2000 - 12/14/2001:  $3,300.00/month

All other terms and conditions of the original lease agreement shall be in full force and effect.

AGREED AND ACCEPTED BY:


/s/ John J. Piscitelli, Jr. 10-15-98             /s/ Bob Snyder  Sept. 28, 1998
------------------------------------             -------------------------------
John J. Piscitelli, Jr. (Lessor)                 Alpha Beta Communications
                                                 (Assignor - Lessee)


                                                 /s/ Bob Snyder   Oct. 15, 1998
                                                 -------------------------------
                                                 AlphaCom, Inc. (Assignee-
                                                 Leasee)


Prepared by John J. Piscitelli, Jr.:/s/ John J. Piscitelli 10-15-98